Exhibit 99.A
Investor Update June 2009

Cautionary Statement Regarding Forward-looking Statements This presentation includes certain forward-looking statements and projections. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to meet our 2009 debt maturities; volatility in, and access to, the capital markets; our ability to implement and achieve our objectives in our 2009 plan, including achieving our earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Exploration and Production segment; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline and E&P projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to close asset sales, as well as transactions with partners on one or more of our expansion projects that are included in the plan on a timely basis; credit and performance risk of our lenders, trading counterparties, customers, vendors and suppliers; changes in commodity prices and basis differentials for oil, natural gas, and power; our ability to obtain targeted cost savings in our businesses; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located, including the risk of a global recession and negative impact on natural gas demand; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission (SEC) filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 49 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors-The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2008, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, adjusted EBITDA, adjusted EPS, cash costs, and the required reconciliations under Regulation G, are set forth in this presentation or in the appendix hereto. El Paso defines Resource Potential or Resource Inventory as subsurface volumes of oil and natural gas the company believes may be present and eventually recoverable. The company utilizes a net, geologic risk mean to represent this estimated ultimate recoverable amount.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Our Vision & Values

Aggressively Responding to Challenges Challenges Difficult capital markets Weak natural gas prices Actions taken Raised significant liquidity Financings, MLP drop down, asset sales $2.4 billion post debt repayments Secured substantial price protection through 2011

Near-Term Strategy Keep liquidity strong Protect pipelines' investment grade ratings Deliver pipeline backlog on time/on budget Disciplined E&P capex allocation Maintain E&P inventory and skills Continue to work costs across enterprise

Substantial Liquidity After Debt Repayments $ Billions Sep. 30, 2008 Dec. 31, 2008 Jan. 31, 2009 Mar. 31, 2009 May 31, 2009E Bank Lines 1.165 1.222 1.255 1.4 0.9 Cash 0.735 0.978 1.2 1.9 1.5 $1.9 $2.2 $1.2 $1.0 $1.3 $1.2 $1.4 $1.9 $2.5 $3.3 $1.2 $0.7 $0.9 $1.5 $2.4

Premier Pipeline Franchise El Paso Natural Gas Mexico Ventures Mojave Pipeline Colorado Interstate Gas Wyoming Interstate Cheyenne Plains Pipeline Tennessee Gas Pipeline Southern Natural Gas Florida Gas Transmission (50%) Elba Island LNG Source: El Paso Corporation 2008 data Note: Includes El Paso Corporation and El Paso Pipeline Partners, L.P. 19% of total U.S. interstate pipeline mileage 26 Bcf/d capacity (15% of total U.S.) 19 Bcf/d throughput (30% of gas delivered to U.S. consumers) Gulf LNG (50%)

TGP Carthage Expansion $39 MM May 2009 100 MMcf/d SNG South System III/ SESH Phase II $352 MM / $69 MM 2011-2012 370 MMcf/d / 350 MMcf/d Elba Expansion III & Elba Express $1.1 Billion 2010-2014 8.4 Bcf / 0.9 Bcf/d & 1.2 Bcf/d SNG Cypress Phase III* $86 MM 2011 160 MMcf/d CIG Totem Storage $154 MM (100%) July 2009 200 MMcf/d WIC Piceance Lateral $62 MM 4Q 2009 220 MMcf/d El Paso Pipeline El Paso Pipeline Partners, LP TGP Concord $21 MM Nov 2009 30 MMcf/d Gulf LNG $1+ Billion (100%) 2011 6.6 Bcf / 1.3 Bcf/d CIG Raton 2010 Expansion $146 MM 4Q 2010 130 MMcf/d Committed Growth Backlog: Large & Profitable FGT Phase VIII Expansion $2.4 Billion (100%) 2011 800 MMcf/d Cost Estimates at or Below Project Budgets Ruby Pipeline $3 Billion 2011 1.3-1.5 Bcf/d WIC System Expansion $71 MM 2010-2011 320 MMcf/d TGP 300 Line Project $750 MM 2011 290 MMcf/d Note: As of May 8, 2009; El Paso Pipeline Partners owns 25% of SNG & 40% of CIG *Construction of Cypress Phase III is at the option of BG LNG Services.

To Be Funded Remaining Ruby 2010-2013 Remaining Backlog 2.8 0 0 0 1.8 0 0 1 0 Financing the Pipeline Backlog-Post 2009 $2.8 $ Billions $1.0 $1.8 Financing the Backlog is Very Achievable Note: $2.8 billion of capital required post 2009 reflects $7.8 billion pipeline backlog at 12/31/08, less existing financings for Gulf LNG, FGT Phase VIII, Elba and Elba Express and estimated capital spending through 2009. Assumes ~$300 MM equity contribution towards FGT Phase VIII and sell down of 50% interest in Ruby Pipeline. Multiple Options: Free cash Project financing Pipeline debt Corp. debt Multiple Options: Bank project financing Capital markets debt Institutional loan Private debt

Construction Risk Management Elba Expansion Elba Express Gulf LNG (50%) Ruby FGT Phase VIII (50%) TGP 300 Line $ 1.1 $ 0.5 $ 3.0 $ 1.2 $ 0.8 El Paso Capital ($ Billions) Steel Construction Fixed-Price EPC Contract Fixed Fixed-Price EPC Contract Fixed Fixed Fixed Unit-Priced Incentive-Based Unit-Priced Negotiating Backlog has been significantly de-risked

Top 10 Domestic Independent Note: Based on 2008 data except Egypt acres include January 2009 transaction with RWE and the recent South Alamein transaction which is pending approval by the Ministry of Petroleum Brazil Egypt Egypt Onshore conventional exploration 1.45 MM net acres First drilling January 09 Brazil 2 significant development projects Additional exploration potential Domestic Low to medium-risk repeatable plays 98% drilling success rate Growing unconventional inventory

Exploration & Production Significant progress in 2008 595 Bcfe of reserves adds in 20081 195% domestic reserve replacement ratio2 27% inventory growth in 2008 $0.9 B-$1.2 B capital for 2009 Focused on: value creation, inventory preservation, low-risk programs Highly flexible capital plan 730-800 MMcfe/d production3 1Prior to revisions; does not include Four Star 2Prior to price-related revisions; does not include Four Star 3 Includes Four Star

Improving Domestic Reserve Metrics 2006 2007 2008 Domestic* 3.92 3.14 2.87 Excluding Acquisitions 0.14 2006 2007 2008 Domestic* 109 129 195 124 $3.92 $3.26 $2.87 109% 255% 195% Reserve Replacement Costs (RRC, $/Mcfe) Reserve Replacement Ratio (RRR) Note: 2008 RRC and RRR do not include price revisions. Prior years RRC and RRR include proved reserves additions, acquisitions, price, and performance revisions. Results do not include Four Star $3.22 129% Reflects acquisitions

2009 Capital Update 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009A 2Q 2009E 3Q 2009E 4Q 2009E Base Plan 20 24 19 21 25 28 27 19 12 6 6 6 High Plan 2 7 9 Operated Drilling Rig Count End of Period 25 28 27 19 12 6 8 7 6 9 Production range of 730-800* MMcfe/d $0.9-$1.2 billion capital program Capital reflects continued cost de-escalation Capital focused on programs with strong economics and production in low price environment Haynesville Cotton Valley Horizontal Altamont Oil International focused on Brazil ES-5 block and Egypt exploration *Includes our proportionate share of Four Star production 13 15 2 6

Upside Potential Heavily weighted to U.S. Onshore (75%) 645 Bcfe Proved Undeveloped Reserves R/P of 8.6 6.6 Tcfe unrisked non-proved resources 2.8 Tcfe risked unconventional and low risk Infill drilling (Raton CBM, Altamont oil) Additional shale gas potential (Raton, Haynesville) International exploration success Preserving Significant Resource Inventory* 2.5 Tcfe Proved Reserves * As of 12/31/08 and includes interest in Four Star 3.5 Tcfe Risked Unproved Inventory

Haynesville Shale Program Progressing 7 Wells Producing Gross IP (MMcfe/d) Miller Land Co 10H #1 4.5 Travis Lynch GU #4-H 8.0 RF Gamble 24H #1 14.6 Blake 10H #1 20.3 JR Gamble 11H #1 17.8 Annette Green 22H #1 16.2 Hamilton 12H #1 14.1 2009 Activity Drilling Weathers 14H #1 and El Paso Mgmt Inc 14H #1 2-3 rigs running during 2009 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 MILLER LAND CO_ LTD 10 #1 1138.94 2748.13 2852 2756.33 2806.61 2634.46 2519.49 2375.04 2324.45 2275.91 2222.34 2153.56 2045.24 2018.9 1981.63 1881 1800 1800 1900 1900 2100 2200 2300 3000 3500 3600.53 3022.59 2739.56 2700 2669.53 2364.91 2264.78 2235.26 2116.43 2068.17 2000 1900 1800 2500 2311.05 2467.94 2078.73 1986.52 1975.97 1897.97 1820.14 1743.27 1638.32 1808.63 1753.57 1716.62 1682.17 1619.6 1533.68 1588.56 1549.338 1523.552 1482.056 1452.916 1480.94 1465.414 1461.02 1444.292 1440.928 1418.238 1392.236 1377.46 1332.082 1346.652 1345.566 1345.656 1319.188 1301.932 1286.068 1285.528 1283.802 1248.222 1418.48 1485.918 1432.94 1401.096 1340.234 1349.988 1335.692 1316.252 1366.212 1436.72 1262.244 1435.51 1250.06 1317.904 1226.576 1207.864 1178.05 1174.082 1221.272 1178.008 1159.466 1150.77 TRAVIS LYNCH #4H 1195.91 4016.85 6191.48 7249.29 7734.01 7477.56 7362.69 7477.58 7315.24 7215.02 6927.57 6917.1 6607.92 6551.78 6311.43 6200 6000 6818.45 6522.4 6638.98 6480.72 6188.35 6021.2 5804.4 5726.72 5557.36 5488.66 5337.32 5287.89 5156.98 5080.53 4993.35 4942.27 4875.06 4826.62 4754.54 4704.18 4647.92 4598.78 4504.3 4447.66 4424.78 4380.02 4334.45 4292.62 4253.64 4223.62 4153.2 4109.14 4084.56 4057.17 4032.84 3982.1 3940.34 3917.15 3901.91 3863.89 3822.66 3770.57 3758.6 3760.25 3717.4 3659.6 3633.82 3610.99 3579.36 3549.95 3529.07 3504.12 3465.76 3430.29 3432.77 3382.96 3401.16 3359.17 3338.11 3311.53 3284.02 3260.98 3237.07 3217.23 3209.97 3196.27 3169.25 3170.2 3149.56 3090.68 3086.09 3076.14 3068.21 3071.62 3021.04 2989.43 2991.87 2984.08 2981.41 2929.77 2924.42 2927.69 R F GAMBLE 24H #1 906.43 2202.85 7403.49 13780.91 14313.86 14595.55 14389.17 13493.99 11516.21 10949.06 10410.72 9898.78 9494.44 9162.31 8757.31 8500 9355.76 8586.1 8122.24 7845.12 7201.99 7307.08 7127.63 7127.34 7031.11 6803.87 6788.85 6727.99 6561.56 6262.14 6618.7 6620.07 6509.86 6544.85 6200 6000 5800 5500 6000 6200 6458.11 6320.07 6168.58 5966.99 5868.41 5694.54 5684.05 5518 5229.28 5311.05 5092.69 4955.77 5009.73 4852.21 4781.85 4653.34 4570.87 4491.62 4531.85 4617.65 4542.27 4465.92 4431.69 4375.73 4256.07 4219.04 4290.98 4225.09 4163.88 4127.14 4081.55 4037.77 3999.5 3930.06 3747.12 3879.78 3903.64 3837.63 3984.3 3951.07 3629.55 3575.73 3688.39 3644.12 3602.71 3571.95 3589.65 3592.3 3579 3554.83 3500.52 3457.07 3420.7 3405.47 3417.17 3366.27 3341.72 3290.6 3291.41 BLAKE 10H #1 1047.18 4700.86 7307.77 12284.58 17409.97 20722.31 19573.96 16694.5 17339.02 17091.47 16139.18 15755.78 15978.1 15520.33 15251.94 15026.61 14699.85 14475.43 14398.81 14048.43 13323.75 13480.3 13316.36 13086.73 13467.19 13311.202 12096.702 12112.432 12430.162 12111.598 11845.892 11650.742 11609.762 11507.642 11379.788 11221.062 10976.442 10794.442 10615.908 10527.252 10476.762 10242.57 10140.272 9921.88 9873.88 9752.022 9750.612 9713.08 9660.462 9516.59 9347.358 9160.982 9076.122 9034.94 8837.092 8731.27 8310.422 8670.48 8501.048 8372.59 8399.302 8361.422 8171.95 8190.51 8184.082 7783.398 8000 8434.392 8066.19 J R GAMBLE 11H #1 2134.05 8076.85 11904.75 15081.53 16337.35 16757.66 15295.42 14913.54 15303.51 15326 15406.49 15074.01 15500 15750 15500 15000 14800 14500 ANNETTE GREEN 22H #1 12358.74 13982.02 14968.46 15251.7 15561.46 15489.58 15478.106 15369.8 12913.002 16266.81 15983.446 15736.87 15656.57 15312.33 14831 14520 14241.85 14033.72 HAMILTON 12H #1 7800.59 12473.52 13477.75 13931.84 14061.32 13865.24 4/1/2008 4/2/2008 4/3/2008 4/4/2008 4/5/2008 4/6/2008 4/7/2008 4/8/2008 4/9/2008 4/10/2008 4/11/2008 4/12/2008 4/13/2008 4/14/2008 4/15/2008 4/16/2008 4/17/2008 4/18/2008 4/19/2008 4/20/2008 4/21/2008 4/22/2008 4/23/2008 4/24/2008 4/25/2008 4/26/2008 4/27/2008 4/28/2008 4/29/2008 4/30/2008 5/1/2008 5/2/2008 5/3/2008 5/4/2008 5/5/2008 5/6/2008 5/7/2008 5/8/2008 5/9/2008 5/10/2008 5/11/2008 5/12/2008 5/13/2008 5/14/2008 5/15/2008 5/16/2008 5/17/2008 5/18/2008 5/19/2008 5/20/2008 5/21/2008 5/22/2008 5/23/2008 5/24/2008 5/25/2008 5/26/2008 5/27/2008 5/28/2008 5/29/2008 5/30/2008 5/31/2008 6/1/2008 6/2/2008 6/3/2008 6/4/2008 6/5/2008 6/6/2008 6/7/2008 6/8/2008 6/9/2008 6/10/2008 6/11/2008 6/12/2008 6/13/2008 6/14/2008 6/15/2008 6/16/2008 6/17/2008 6/18/2008 6/19/2008 6/20/2008 6/21/2008 6/22/2008 6/23/2008 6/24/2008 6/25/2008 6/26/2008 6/27/2008 6/28/2008 6/29/2008 6/30/2008 7/1/2008 7/2/2008 7/3/2008 7/4/2008 7/5/2008 7/6/2008 7/7/2008 7/8/2008 Production 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Currently producing 30 MMcfe/d (net)

Time From Spud to completion 407 401 325 262 227 219 215 206 192 189 181 179 174 168 164 163 159 152 152 151 136 135 130 129 128 128 125 125 123 123 116 115 114 113 112 109 109 108 108 107 106 105 105 104 102 101 99 98 98 96 94 94 94 91 91 91 90 90 88 88 87 86 83 83 83 80 80 79 79 79 78 77 77 76 76 76 75 72 71 71 70 70 68 65 57 56 56 El Paso Delivering Industry-Leading Haynesville Cycle Time Spud to Completion Date (Louisiana Only) Days Miller Land 1-H September 2008 Travis Lynch GU #4-H November 2008 RF Gamble 24H #1 December 2008 Blake 10H #1 February 2009 JR Gamble 11H #1 April 2009 EP Wells Annette Green 22H #1 May 2009 Hamilton 12H #1 May 2009

Balance at Market Price Note: See full Production-related Derivative Schedule in Appendix 12.6 MMBbls of April through December 2009 $110/Bbl oil contracts were settled early 2Includes proportionate share of Four Star equity volumes 95.6 TBtu Average cap $14.35/MMBtu 6.2 TBtu $7.40 fixed price 120.3 TBtu Average floor $9.02/MMBtu Ceiling Floor 1.4 MMBbls $45.00 fixed price 2009 Gas 2009 Oil1 Excellent 2009 Hedge Positions 89.4 TBtu $14.83 ceiling 114.1 TBtu $9.11 floor ~70% of domestic natural gas production2 hedged Positions as of May 7, 2009 (Contract Months April 2009 - Forward)

Balance at Market Price Note: See detailed Production-related Derivative Schedule in Appendix 52.1 TBtu $6.19 fixed price 175.0 TBtu Average floor $6.41/MMBtu Floor 2010 Gas Increased 2010 & New 2011 Gas Hedge Positions Positions as of May 7, 2009 122.9 TBtu $6.50 floor 112.5 TBtu Average cap $7.24/MMBtu Ceiling Significant downside protection in 2010 & 2011 60.4 TBtu $8.14 ceiling 15.6 TBtu $5.99 fixed price 125.1 TBtu Average floor $6.00/MMBtu Floor 2011 Gas 109.5 TBtu $6.00 floor 125.1 TBtu Average cap $8.62/MMBtu Ceiling 109.5 TBtu $9.00 ceiling

Focus Going Forward Deliver committed pipeline backlog On time/budget Majority of capital risk has been mitigated Create value at E&P Flexible capital expenditures Preserve inventory of opportunities Maintain strong liquidity and financial flexibility Be prepared for extended low-price scenario

Investor Update June 2009

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non- GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items and discontinued operations; (ii) income taxes; and (iii) interest and debt expense. The company excludes interest and debt expense so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. EBITDA is defined as EBIT excluding depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

Production-Related Derivatives Schedule Note: Domestic U.S. positions as of May 7, 2009 (Contract months: April 2009-Forward) Economic-EPEP Fixed price-Legacy Fixed price Puts Collars-Ceiling Collars-Floor Avg. ceiling Avg. floor Economic-EPEP Fixed price 3.4 2.8 24.7 89.4 89.4 95.6 120.3 1.35 $ 3.58 $ 12.06 $ 9.00 $ 14.83 $ 9.14 $ 14.35 $ 9.02 $ 45.00 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 4.6 47.5 62.5 60.4 60.4 112.5 175.0 $ 3.70 $ 6.43 $ 6.35 $ 8.14 $ 6.66 $ 7.24 $ 6.41 2.3 2.3 2.3 $ 3.93 $ 3.93 $ 3.93 Natural Gas Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) Crude Oil 2009 2010 2012 2009 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 4.6 11.0 109.5 109.5 125.1 125.1 $ 3.86 $ 6.88 $ 9.00 $ 6.00 $ 8.62 $ 6.00 2011

Reserves Update 1/1/08 Production Extensions & Discoveries Purchases Sales Price Revisions Perform. Revisions 12/31/08 2,606 (268) 577 18 (303) (299) (72) 2,259 247 (4) - - - (177) - 66 2,853 (272) 577 18 (303) (476) (72) 2,325 256 (27) 5 - - (14) 2 222 3,109 (299) 582 18 (303) (490) (70) 2,547 Domestic Int'l Subtotal Four Star Total E&P (Bcfe)

Ruby Pipeline WIC Ruby Pipeline CIG Cheyenne Plains Cheyenne Malin Opal 1.1 Bcf/d of firm commitments $3 billion capital Filed FERC application January 2009 In-service 2011